UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 Broadway

New York, New York 10024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 874-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On April 10, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) of The Princeton Review, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Grant Thornton was notified of its dismissal on April 10, 2008.

Grant Thornton’s report on the Company’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton’s report on the Company’s internal controls over financial reporting as of December 31, 2007 contained an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting because of material weaknesses.

During the year ended December 31, 2007 and through April 10, 2008, including the interim period ended March 31, 2008, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports.

Under Item 304(a)(1)(v)(A) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, Grant Thornton has advised the Company of material weaknesses in the Company’s internal controls over financial reporting identified by management and reported on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The Audit Committee has discussed these material weaknesses with Grant Thornton and the Company has authorized Grant Thornton to respond fully to the inquiries of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) concerning these material weaknesses. No other reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s fiscal year ended December 31, 2007 and through April 10, 2008, including the interim period ended March 31, 2008.

The Company provided Grant Thornton with a copy of the above disclosures, and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter from Grant Thornton, dated April 11, 2008, is attached hereto as Exhibit 16.1.

(b) On April 10, 2008, the Audit Committee appointed PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008. PricewaterhouseCoopers accepted the appointment on April 11, 2008. During the years ended December 31, 2006 and 2007 and through April 11, 2008, including the interim period ended March 31, 2008, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: April 15, 2008
/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President